Exhibit 21.01

SUBSIDIARIES OF REGISTRANT
Name of Subsidiary	Jurisdiction of Organization
BlueLabs AB	Sweden
BlueLabs East AB	Sweden
BlueLabs Micrelectronics	Sweden
BlueLabs North AB	Sweden
BlueLabs South AB	Sweden
BlueLabs Stockholm AB	Sweden
BlueLabs West AB	Sweden
Flextronics International Andina, C.A.	Argentina
Flextronics Beteiligungs GmbH	Austria
Flextronics Holding AG	Austria
Flextronics International GesmbH, Vienna	Austria
Flextronics International GmbH	Austria
Flextronics International GmbH & Co. Nfg. KG	Austria
Hotman-Handelsgesellschaft mbH	Austria
Construtora JR Paulista Ltda.	Brazil
Flextronics International de Amazonia Ltda.	Brazil
Flextronics International Equipamentos e Servicos Ltda.	Brazil
Flextronics International Industrial Ltda.	Brazil
Flextronics International Tecnologia Ltda.	Brazil
Flextronics Network Services Brazil Ltda.	Brazil
Multek Brazil Ltda.	Brazil
Flextronics (Canada) Ltd.	Canada
Telcom Global Solutions International	Cayman Islands
Telcom Global Solutions International Brasil	Cayman Islands
Telcom Global Solutions International Malaysia	Cayman Islands
Telcom Global Solutions International Singapore	Cayman Islands
Flextronics Plastic (Zhuhai) Ltd.	China
Flextronics (Nanjin) Technology Co., Ltd.	China
Flextronics Computer (Shekou) Ltd.	China
Flextronics Enclosures (Zhuhai) Co., Ltd.	China
Flextronics Enclosures Systems (Changzhou) Lt.	China
Flextronics Industrial (Shenzhen) Co., Ltd.	China
Flextronics Industrial (Zhuhai) Co., Ltd.	China
Flextronics International (Beijing) Ltd.	China
Flextronics Logistics (Zhuhai) Co., Ltd.	China
Flextronics MFG (Shanghai) Co., Ltd.	China
Flextronics Plastic (Shenzhen) Ltd.	China
Flextronics Technology (Shenzhen) Co., Ltd.	China
Flextronics Technology (Zhuhai) Co., Ltd.	China
Multek (FTZ) Limited	China
Multek China Limited	China
Multek Doumen Limited	China
Multek Electronics Limited	China

Multek Industries Limited	China
Multek Zhuhai Limited	China
Nanjing Flextronics Panda Mobile Terminal Co. Ltd. (65%)	China
Ojala Suzhou Mechanical Equipment (Suzhou) Co., Ltd.	China
Flextronics N.S Colombia S.A.	Colombia
Flextronics International Denmark A/S	Denmark
Flextronics Network Services Denmark A/S	Denmark
Flextronics ODM Denmark A/S	Denmark
Flextronics Design Finland Oy	Finland
Flextronics Holding Finland Oy	Finland
Flextronics International Finland Oy	Finland
Flextronics Network Services Finland Oy	Finland
Flextronics ODM Finland Oy	Finland
Flextronics Wireless Modules Oy	Finland
Ojala-Yhtyma Oy	Finland
Flex France S.A.	France
Flextronics International France S.A.	France
Flextronics Manufacturing France SNC	France
Flextronics Holding Germany GmbH	Germany
Flextronics International Germany GmbH & Co. KG	Germany
Multek Technology GmbH & Co. KG	Germany
Antak International Ltd.	Hong Kong
Astron Group Limited	Hong Kong
Broadway Industrial Company Limited	Hong Kong
Charter Pacific Industries Ltd.	Hong Kong
Flextronics Industrial Company Limited	Hong Kong
Flextronics Manufacturing (HK) Limited	Hong Kong
Flextronics Plastics (Asia Pacific) Ltd.	Hong Kong
Multek Hong Kong Limited	Hong Kong
Skyway Electronics Ltd.	Hong Kong
The DII Group (B.V.I) Company Limited	Hong Kong
The DII Group Asia Limited	Hong Kong
Vastbright PCB Limited	Hong Kong
Broadway Industrial Hungary Kft.	Hungary
Flextronics Hungaria Kft.	Hungary
Flextronics International Kft.	Hungary
Flextronics Logistics Kft.	Hungary
JIT Electronics Hungary Kft.	Hungary
San Marco Hungary Kft.	Hungary
Flextronics Technologies (India) Pvt. Ltd.	India
Flextronics Network Services Indonesia	Indonesia
Flextronics Tullamore	Ireland
IEC Holdings Limited	Ireland
IEC Sweden AB	Ireland
IEC Technology Software Limited	Ireland
Irish Express Cargo Ltd.	Ireland
Stelton Limited	Ireland
Flextronics Israel Ltd.	Israel

Flextronics Semiconductor Ltd.	Israel
Flextronics Design Srl	Italy
Flextronics International L’Aquila SpA	Italy
Flextronics Aichi K.K.	Japan
Flextronics Technology Japan KK	Japan
Flextronics Design Korea, Ltd	Korea
Flextronics ODM Luxembourg S.A.	Luxembourg
Electronics (M) Sdn. Bhd.	Malaysia
Flextronics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics International Marketing (L) Ltd.	Malaysia
Flextronics Manufacturing (M) Sdn.. Bhd.	Malaysia
Flextronics Plastics (M) Sdn. Bhd.	Malaysia
Flextronics Plastics (Penang) Sdn. Bhd.	Malaysia
Flextronics Technology (Malaysia) Sdn.. Bhd.	Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.	Malaysia
Palo Alto Sales Group	Malaysia
Telcom Global Solutions Malaysia Sdn.. Bhd.	Malaysia
Flextronics International Asia Pacific Limited	Mauritius
Flextronics Sales and Marketing Ltd.	Mauritius
Multek Technologies Limited	Mauritius
Natsteel Broadway (Mauritius) Ltd.	Mauritius
Skyway Electronics (Mauritius) Ltd.	Mauritius
Flextronics Aguascalenties Servicios S.A. de C.V.	Mexico
Flextronics Distribution, Inc.	Mexico
Flextronics Holdings Mexico, S.A. de C.V.	Mexico
Flextronics International Aguascalientes (L) Ltd.	Mexico
Flextronics International Latin America, Ltd.	Mexico
Flextronics Logistics, S.A. de C.V.	Mexico
Flextronics Manufacturing Aguascalientes S.A. de C.V.	Mexico
Flextronics Manufacturing Mex, S.A. de C.V.	Mexico
Flextronics Manufacturing Puebla, S de RL de C.V.	Mexico
Flextronics Network Services Mexico S.A. de C.V	Mexico
Flextronics Plastics, S.A. de C.V.	Mexico
Flextronics Real Estate Puebla, S de RL de C.V.	Mexico
Flextronics Servicios Mexico, S de RL de C.V.	Mexico
Group Flextronics, S.A. de C.V.	Mexico
Multek de Mexico, S.A. de C.V.	Mexico
Network Wireless Solutions S.A. de C.V.	Mexico
Network Wireless Solutions Services S.A. de C.V.	Mexico
Parque de Tecnologia Electronica, S.A. de C.V.	Mexico
DII International Holdings C.V.	Netherlands
Flextronics Central Europe B.V.	Netherlands
Flextronics International Cork B.V.	Netherlands
Flextronics International Europe B.V.	Netherlands
Flextronics International Holland B.V.	Netherlands
Flextronics Logistics B.V.	Netherlands
Llecorcim N.V.	Netherlands
Palo Alto Products International B.V.	Netherlands

The DII Group B.V.I Co., Ltd.	Netherlands
Flextronics International Norway AS	Norway
Flextronics Network Services AS	Norway
Flextronics International Poland Sp zo.o	Poland
Flextronics International Shared Services Poland Sp.zo.o	Poland
Flextronics China Holding	Singapore
Flextronics Design Asia Pte.. Ltd.	Singapore
Flextronics Distribution Centre (S)	Singapore
Flextronics Holding (S)	Singapore
Flextronics Industries Singapore Ltd.	Singapore
Flextronics International Holdings Pte.. Ltd.	Singapore
Flextronics International Singapore Pte.. Ltd.	Singapore
Flextronics Investment	Singapore
Flextronics Logistics Singapore Pte.. Ltd.	Singapore
Flextronics Plastics (Singapore) Pte.. Ltd.	Singapore
Flextronics Singapore Pte.. Ltd.	Singapore
Flextronics Technology Singapore Pte.. Ltd.	Singapore
Hi Skill Industries Pte.. Ltd.	Singapore
Li Xin Enterprise Pte.. Ltd.	Singapore
Li Xin Mould Manufacturing Pte.. Ltd.	Singapore
Li Xin Plastic Ind. Pte.. Ltd.	Singapore
Li Xin Precision Pte.. Ltd.	Singapore
Li Xin Technology Pte.. Ltd.	Singapore
Telcom Global Solutions Singapore Pte. Ltd.	Singapore
The DII Group Singapore Pte.. Ltd.	Singapore
Flextronics d.o.o., Ljubljana	Slovenia
Azisa (Pty) Ltd.	South Africa
Flextronics Integration, S.L	Spain
Flextronics Spain, S.L	Spain
AB Qcom Finans	Sweden
Flextronics Group Sweden AB	Sweden
Flextronics Installation AB	Sweden
Flextronics International Sweden AB	Sweden
Flextronics International Sweden AB	Sweden
Flextronics International, Vasteras	Sweden
Flextronics International, Visby	Sweden
Flextronics Network Services (U.S.A.)	Sweden
Flextronics Network Services Enterprise AB	Sweden
Flextronics Network Services Goteborg AB	Sweden
Flextronics Network Services Malmo AB	Sweden
Flextronics Network Services Nacka Strand AB	Sweden
Flextronics Network Services Norrkoping AB	Sweden
Flextronics Network Services Public AB	Sweden
Flextronics Network Services Stockholm AB	Sweden
Flextronics Network Services Sweden AB	Sweden
Flextronics Network Services Vasteras AB	Sweden
Telia Systems AB	Sweden
Multek Sweden AB	Sweden

Swedform AB	Sweden
Swedform Metall AB	Sweden
Flextronics Technology (Switzerland) GmbH	Switzerland
Flextronics Technology Holding GmbH	Switzerland
Flextronics International (Taiwan) Ltd.	Taiwan
Flextronics International (Thailand) Ltd.	Thailand
Flextronics Network Services (Thailand) Ltd.	Thailand
Li Xin Industries Co., Ltd. — Thailand	Thailand
Palo Alto Manufacturing (Thailand) Ltd.	Thailand
Flextronics International s.r.o	The Czech Republic
United Real Estate Brno a.s.	The Czech Republic
Flextronics International UK Ltd.	United Kingdom
Flextronics Semiconductor Ltd. (UK)	United Kingdom
Chatham International I, Inc.	United States, Delaware
Chatham International II, Inc.	United States, Delaware
FETX, Inc.	United States, California
FITX, Inc.	United States, California
Flextronics Coating, Inc.	United States, Illinois
Flextronics Distribution, Inc.	United States, California
Flextronics Enclosures Systems, Inc.	United States, Delaware
Flextronics Enclosures, Inc.	United States, Delaware
Flextronics Enterprise Solutions, Inc.	United States, California
Flextronics Holding U.S.A., Inc.	United States, Delaware
Flextronics International Holding Corp. & Subs	United States, Delaware
Flextronics International NC, Inc.	United States, North Carolina
Flextronics International PA, Inc.	United States, California
Flextronics Logistics US.A., Inc.	United States, California
Flextronics Logistics, Inc.	United States, Tennessee
Flextronics Management Co.	United States, Delaware
Flextronics Metal Specialties, Inc.	United States, Illinois
Flextronics Mexico, Inc.	United States, Delaware
Flextronics Network Services US.A., Inc.	United States, California
Flextronics Nevada, Inc.	United States, Nevada
Flextronics Photonics FICO, Inc.	United States, Massachusetts
Flextronics Photonics PPT, Inc.	United States, Oregon
Flextronics Photonics Wave Optics, Inc.	United States, California
Flextronics Texas, Inc.	United States, California
Flextronics Tool & Design, Inc.	United States, Illinois
Flextronics US.A., Inc.	United States, Delaware
KMOS Semiconductor, Inc.	United States, California
Lightening Logistics LLC	United States, Texas
Marathon Business Park, LLC	United States, California
Multek Texas, Inc.	United States, Delaware
Multilayer Technology Inc.	United States, California
Multilayer Tek L.P.	United States, Texas
OEM Press Systems, Inc.	United States, Delaware
Remix Technologies, Inc.	United States, California
Summit Manufacturing, Inc.	United States, North Carolina

TXGP, Inc.	United States, California
Flextronics Design SD, Inc.	United States, California
Flextronics International US.A., Inc.	United States, California
Flextronics Semiconductor, Inc.	United States, California
Instrumentation Engineering, Inc.	United States, New Jersey
EMC International, Inc.	United States, North Carolina
Flextronics Semiconductor Design, Inc.	United States, Tennessee
Flextronics Network Services Texas	United States, Texas
Lightening Manufacturing Solutions Texas LLC	United States, Texas
Telcom Global Solutions Holdings, Inc.	United States, Texas
Flextronics International Andina, C.A.	Venezuela